                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

       SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                SALOMON BROTHERS
                2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                              September 27, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the 'Fund') will be held at 7 World Trade Center, New York, New York on the 38th floor, on Wednesday, November 13, 1996, at 10:00 a.m., New York time, for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1).

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending July 31, 1997 (Proposal 2).

          3. Any other business that may properly come before the meeting.

     The close of business on September 19, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,
                                         Tana E. Tselepis
                                         Secretary

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  ----------------------------
          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                        c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                        u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                        f/b/o John B. Smith, Jr.
                        UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                                SALOMON BROTHERS
                2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on the 38th floor, on Wednesday, November 13, 1996 at 10:00 a.m., New York time, (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 27, 1996. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on September 19, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 34,510,639 shares of Common Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors and two Class II Directors, to hold office until the 1998 and 1999 Annual Meetings of

Stockholders, respectively, or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class I Director and the Class III Directors expire at the Annual Meetings of Stockholders in 1998 and 1997, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Except for Messrs. Roett and Salacuse, each nominee has previously been elected a director by the stockholders of the Fund.

     The following table provides information concerning each nominee for election as a director:

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                                 JULY 31, 1996
NOMINEES AND PRINCIPAL OCCUPATIONS DURING    DIRECTOR         -------------------
           THE PAST FIVE YEARS                SINCE     AGE        SHARES(A)
------------------------------------------   --------   ---   -------------------
NOMINEES TO SERVE UNTIL 1998 ANNUAL
     MEETING OF STOCKHOLDERS
Riordan Roett, Member of the Audit            1996      57            -0-
     Committee; Professor and Director,
     Latin American Studies Program, Paul
     H. Nitze School of Advanced In-
     ternational Studies, Johns Hopkins
     University.
Jeswald W. Salacuse, Member of the Audit      1996      58            -0-
     Committee, Henry J. Braker Professor
     of Commercial Law, and formerly Dean,
     The Fletcher School of Law &
     Diplomacy, Tufts University.
NOMINEES TO SERVE UNTIL 1999 ANNUAL
     MEETING OF STOCKHOLDERS
Charles F. Barber, Member of Audit            1993      79            -0-
     Committee; Consultant; formerly
     Chairman of the Board, ASARCO
     Incorporated.
Thomas W. Brock*; Chairman and Chief          1995      49           1,034
     Executive Officer, SBAM;
     Managing Director and Member of the

     Operating Committee of Salomon
     Brothers Inc ('SBI').

     The following table provides information concerning the remaining directors of the Fund:

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                                 JULY 31, 1996
DIRECTORS AND PRINCIPAL OCCUPATIONS DURING   DIRECTOR         -------------------
           THE PAST FIVE YEARS                SINCE     AGE        SHARES(A)
------------------------------------------   --------   ---   -------------------
DIRECTORS SERVING UNTIL 1997 ANNUAL
     MEETING OF STOCKHOLDERS
Michael S. Hyland*, Chairman and              1993      50           1,500
     President; President and Managing
     Director, SBAM; and Managing
     Director, SBI.
Daniel P. Cronin, Member of Audit             1993      50           1,000
     Committee; Vice President and General
     Counsel, Pfizer International Inc.;
     Senior Assistant General Counsel,
     Pfizer, Inc.
DIRECTOR TO SERVE UNTIL 1998 ANNUAL
     MEETING OF STOCKHOLDERS
Allan C. Hamilton, Member of Audit            1993      75           2,078
     Committee; formerly Vice President
     and Treasurer, Exxon Corporation.

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------
     * 'Interested person' as defined in the Investment Company Act of 1940, as amended (the '1940 Act') because of a relationship with SBAM.
      (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

     Each of the nominees and directors serve as directors of certain other U.S. registered investment companies, as described below. Messrs. Hyland and Barber serve as directors of thirteen other investment companies advised by SBAM. Mr. Barber also serves as a director of six other investment companies advised by investment advisory affiliates of Smith Barney Inc. and as a director of two other investment companies advised by Advantage Advisers, Inc. ('Advantage').

Mr. Hamilton also serves as a director of four other investment companies advised by SBAM. Mr. Cronin also serves as a director of three other investment companies advised by SBAM. Mr. Brock also serves as a director of five other investment companies advised by SBAM. Messrs. Roett and Salacuse also serve as directors of two other investment companies advised by SBAM and four other investment companies advised by SBAM and Advantage, and Mr. Salacuse serves as a director of two other investment companies advised by Advantage.

     At July 31, 1996, directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 31,155,581 shares, equal to approximately 90.28% of the outstanding shares of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Brock and Hyland, the present executive officers of the Fund are:

                                                                       OFFICER
          NAME                      OFFICE                  AGE         SINCE
------------------------  ---------------------------       ----       -------
Peter J. Wilby            Executive Vice President           37         1993
Thomas K. Flanagan        Executive Vice President           42         1994
James E. Craige           Executive Vice President           28         1996
Steven Guterman           Executive Vice President           43         1993
Lawrence H. Kaplan        Executive Vice President           39         1995
                          and General Counsel
Alan M. Mandel            Treasurer                          39         1995
Tana E. Tselepis          Secretary                          60         1993

     Mr. Wilby has also been a Managing Director of SBAM and SBI since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been an employee of SBAM and a Director of SBI since July 1991. Mr. Craige has also been an employee of SBAM and a Vice President of SBI since May 1992. Mr. Guterman has also been a Managing Director of SBAM and SBI since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Kaplan has also been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President, Director, Assistant Secretary and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of

Kidder, Peabody & Co. Incorporated. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. From October 1991 to December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc. and prior to October

1991, he was a Vice President of Mitchell Hutchins Asset Management Inc. Ms. Tselepis has also been a Vice President of SBAM and SBI since 1991 and Senior Administrator of SBAM since October 1989.

     The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Hamilton, Roett and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended July 31, 1996. The Fund has no nominating or compensation committees.

     During the fiscal year ended July 31, 1996, the Board of Directors met eight times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended July 31, 1996. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended July 31, 1996 by the Fund to Messrs. Brock and Hyland who, as employees of SBAM, are interested persons as defined under the 1940 Act.

                                                    AGGREGATE     TOTAL COMPENSATION
                                                  COMPENSATION     FROM OTHER FUNDS
NAME OF DIRECTORS                                 FROM THE FUND    ADVISED BY SBAM     TOTAL COMPENSATION
------------------------------------------------  -------------   ------------------   ------------------
                                                                   DIRECTORSHIPS(A)     DIRECTORSHIPS(A)
Charles F. Barber...............................     $9,900           $107,259(13)         $117,159(14)
Daniel P. Cronin................................     $8,500           $ 18,417(3)          $ 26,917(4)
Allan C. Hamilton...............................     $9,200           $ 36,200(4)          $ 45,400(5)
Riordan Roett...................................     $5,300           $ 51,150(6)          $ 56,450(7)
Jeswald W. Salacuse.............................     $5,300           $ 51,050(6)          $ 56,350(7)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM, and SBAM's directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending July 31, 1997. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at July 31, 1996 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

     THE DIRECTORS, INCLUDING THE 'NON-INTERESTED' DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1997 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than May 31, 1997.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

September 27, 1996

                    SALOMON BROTHERS 2008 WORLDWIDE DOLLAR
                          GOVERNMENT TERM TRUST INC

                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Lawrence H. Kaplan, Alan M. Mandel, Robert
J. Leonard, Tana E. Tselepis and Jennifer G. Muzzey, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the
"Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on the 38th floor, on Wednesday, November 13, 1996 at 10:00 a.m., New York time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                          (CONTINUED ON REVERSE SIDE)

A /X/ Please mark your
      votes as in this
      example.

1. ELECTION OF DIRECTORS

FOR ALL                         WITHHOLD                  Nominees:
Nominees listed at right        Authority to vote         Class I:
(except as marked to            for all nominees          Riordan Roett
the contrary below.)            listed at right           Jeswald W. Salacuse

     / /                              / /                 Class II:
                                                          Thomas W. Brock
                                                          Charles F. Barber

INSTRUCTION: To withhold the authority
to vote for any individual nominee(s)
write the name of the nominee(s) on the
line below:


--------------------------------------

2. The ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending July 31, 1997.

                 FOR              AGAINST              ABSTAIN

                 / /                / /                  / /

3. Any other business that may properly come before the meeting.

4. I will be attending the meeting.       / /


Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid
Envelope.

SIGNATURE ____________________ DATE_________  ___________________ DATE_________
                                              SIGNATURE IF HELD
                                              JOINTLY

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.